UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2005

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Indiana	0-20625	35-1898425
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 East 96th Street, Suite 100, Indianapolis, Indiana		46240
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

On September 29, 2005, Duke Realty Limited Partnership, an Indiana limited partnership (the “Partnership”), of which Duke Realty Corporation (the “Company”) is the sole general partner, completed the sale of a portfolio of real estate properties consisting of approximately 14.1 million square feet of primarily light distribution and service center properties located in eight of the Company’s existing markets across the Southeast and Midwest and approximately 50 acres of undeveloped land, pursuant to an Agreement for Purchase and Sale by and among the Partnership and certain of its affiliates identified as Duke Realty Ohio, Edenvale Executive Center, L.L.C., MV Minneapolis Lunar Pointe I, LLC, Dugan Realty, L.L.C., Weeks Development Partnership, and Duke Construction Limited Partnership (collectively, the “Seller”), and FirstCal Industrial 2 Acquisition, LLC, a joint venture between First Industrial Realty Trust, Inc. and the California State Teachers Retirement System (the “Buyer”).  The purchase price, which was determined through arm’s length negotiations between the Seller and Buyer, was approximately $983,126,000 in cash.  The press release announcing completion of the transaction is furnished as Exhibit 99.1 hereto and incorporated herein by reference.  Unaudited pro forma consolidated financial information of the Partnership and its subsidiaries and affiliated entities relating to the transaction is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information.

The following pro forma financial information with respect to the transaction is filed as Exhibit 99.2 hereto:

•                  Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005

•                  Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended as June 30, 2005

•                  Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004

•                  Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)                                  Exhibits.

99.1                           Press Release, dated September 29, 2005.

99.2                           Unaudited Pro Forma Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

	By:	Duke Realty Corporation, its sole general partner

	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President,
General Counsel and Secretary

Dated: October 5, 2005